As filed with the Securities and Exchange Commission on February 6, 1996
                                                       REGISTRATION NO. 33-86978

================================================================================

                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                             ------------------

                      POST-EFFECTIVE AMENDMENT NO. 1 TO
                                  FORM S-8

                           REGISTRATION STATEMENT
                                    UNDER
                         THE SECURITIES ACT OF 1933

                             ------------------

                                Equifax Inc.
             (Exact name of issuer as specified in its charter)

              GEORGIA                                  58-0401110
   (State or other jurisdiction of         (I.R.S. Employer Identification No.)
    incorporation or organization)

                         1600 Peachtree Street, N.W.
                           Atlanta, Georgia  30309
                  (Address of principal executive offices)

                             ------------------

                  EQUIFAX INC. OMNIBUS STOCK INCENTIVE PLAN
                 EQUIFAX INC. EMPLOYEES STOCK INCENTIVE PLAN

                        TO BE FUNDED IN PART THROUGH:
                 EQUIFAX INC. EMPLOYEE STOCK BENEFITS TRUST

                          (Full title of the plans)

                             ------------------

                               THOMAS H. MAGIS
           Corporate Vice President, Secretary and General Counsel
                                Equifax Inc.
                         1600 Peachtree Street, N.W.
                           Atlanta, Georgia  30309
                                404/885-8000
          (Name, address, including zip code, and telephone number,
                 including area code, of agent for service)

                               With a copy to:
                           J. William Gibson, Esq.
                              Hunton & Williams
                       NationsBank Plaza - Suite 4100
                         600 Peachtree Street, N.E.
                         Atlanta, Georgia 30308-2216
                                404/888-4005

                             ------------------

================================================================================

INCORPORATION BY REFERENCE OF FORM S-8, REGISTRATION NO. 33-71200

         The contents of the Registration Statement on Form S-8, Registration No. 33-71200, filed with the Securities and Exchange Commission on November 3, 1993, are hereby incorporated by reference.

OPINIONS AND CONSENTS ATTACHED HERETO

          Opinion and Consent of Hunton & Williams
         *Letter re: Unaudited Interim Financial Information
         *Consent of Arthur Andersen LLP
         *Power of Attorney (included as part of signature page, page 2)


         *Previously filed with Registration Statement on Form S-8, Registration No. 33-86978, filed December 1, 1994.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended (the "Securities Act"), the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment No. 1 to Form S-8 to be signed on its behalf by the undersigned, thereunto duly authorized, in Atlanta, Georgia on this 5th day of February, 1996.

                                        EQUIFAX INC.


                                     By /s/ Thomas H. Magis
                                        ---------------------------------------
                                        Thomas H. Magis
                                        Corporate Vice President, Secretary and
                                        General Counsel





         Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on the 5th day of February, 1996.



                        Signature                                               Title
                        ---------                                               -----
 /s/ C. B. Rogers, Jr.                                             Chairman of the Board
 ------------------------------------------------------
 C. B. Rogers, Jr.

 *Donald U. Hallman                                                Senior Vice President and Chief
 ------------------------------------------------------            Financial Officer
 Donald U. Hallman

 *Philip J. Mazzilli                                               Vice President and Corporate Controller
 ------------------------------------------------------            (Principal Accounting Officer)
 Philip J. Mazzilli

 *D. W. McGlaughlin                                                President, Chief Operating Officer and
 ------------------------------------------------------            Director
 D. W. McGlaughlin

 *Thomas F. Chapman                                                Executive Vice President and Director
 ------------------------------------------------------
 Thomas F. Chapman

 *J. C. Chartrand                                                  Executive Vice President and Director
 ------------------------------------------------------
 J. C. Chartrand

                                                                   Director
 ------------------------------------------------------
 Lee A. Ault, III

 *Ron D. Barbaro                                                   Director
 ------------------------------------------------------
 Ron D. Barbaro

                      [signatures continued on next page]

                             [signatures continued]

                       Signature                                                Title
                       ---------                                                -----
                                                                               Director
 -----------------------------------------------------
 John. L. Clendenin

 *A. W. Dahlberg                                                               Director
 -----------------------------------------------------
 A. W. Dahlberg

 *L. Phillip Humann                                                            Director
 -----------------------------------------------------
 L. Phillip Humann

 *Tinsley H. Irvin                                                             Director
 -----------------------------------------------------
 Tinsley H. Irvin

 *Larry L. Prince                                                              Director
 -----------------------------------------------------
 Larry L. Prince

 *D. Raymond Riddle                                                            Director
 -----------------------------------------------------
 D. Raymond Riddle

                                                                               Director
 -----------------------------------------------------
 Betty L. Siegel, Ph.D.

                                                                               Director
 -----------------------------------------------------
 L. W. Sullivan, M.D.


 *By:/s/ C.B. Rogers, Jr.
     --------------------------------------
     C. B. Rogers, Jr., Attorney-in-Fact





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